Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases – The Company leases office space under non-cancelable lease agreements, which expire on various dates through 2025. The Company reflects lease expense over the lease terms on a straight-line basis. Occupancy lease agreements, in addition to base rentals, generally are subject to escalation provisions based on certain costs incurred by the landlord. Occupancy and Equipment Rental on the Consolidated Statements of Operations includes occupancy rental expense relating to operating leases of $33,405, $34,180 and $27,375 for the years ended December 31, 2016, 2015 and 2014, respectively.
In conjunction with the lease of office space, the Company has entered into letters of credit in the amounts of approximately $5,387 and $5,086, which are secured by cash and included in Other Assets on the Consolidated Statements of Financial Condition as of December 31, 2016 and 2015, respectively.
The Company has entered into various operating leases for the use of certain office equipment. Rental expense for office equipment totaled $2,449, $1,990 and $1,640 for the years ended December 31, 2016, 2015 and 2014, respectively. Rental expense for office equipment is included in Occupancy and Equipment Rental on the Consolidated Statements of Operations.
As of December 31, 2016, the approximate aggregate minimum future payments required on the operating leases are as follows:

2017	$33,335
2018	32,677
2019	32,105
2020	30,241
2021	27,299
Thereafter	36,036
Total	$191,693

Private Equity – As of December 31, 2016, the Company had unfunded commitments for capital contributions of $4,624 to private equity funds. These commitments will be funded as required through the end of each private equity fund's investment period, subject to certain conditions. Such commitments are satisfied in cash and are generally required to be made as investment opportunities are consummated by the private equity funds.
On February 11, 2010, the Company announced the formation of a strategic alliance to pursue private equity investment opportunities with Trilantic and to collaborate on the future growth of Trilantic's business. See Note 9 for further information.
Under the terms of the acquisition agreement for Protego Casa de Bolsa, S.A. de C.V., the Company is obligated to pay the partners that sold Protego 90% of the return proceeds and performance fees received from Protego's investment in the general partner of the Discovery Fund. Beginning in 2014, the Company received distributions from Discovery Americas Associated L.P., the general partner of the Discovery Fund. Accordingly, as of December 31, 2016, the Company recorded Goodwill of $10,523 pursuant to this agreement. The carrying value of the Company's investment in the Discovery Fund is $7,463 at December 31, 2016. See Note 9 for further information.
Lines of Credit
ECB maintains a line of credit with BBVA Bancomer to fund its trading activities on an intra-day and overnight basis. The intra-day facility has a maximum aggregate principal amount of approximately $9,700 and is secured by trading securities. No interest is charged on the intra-day facility. The overnight facility is charged the Inter-Bank Balance Interest Rate plus 10 basis points. There have been no significant draw downs on ECB's line of credit since August 10, 2006. The line of credit is renewable annually.
On June 26, 2015, Evercore Partners Services East L.L.C. ("East"), a wholly-owned subsidiary of the Company, increased its line of credit from First Republic Bank to an aggregate principal amount of up to $75,000, to be used for working capital and other corporate activities, including, but not limited to, the repurchase of the Company's stock from time to time. This facility was secured by (i) cash and cash equivalents of East held in a designated account with First Republic Bank, (ii) certain of East's intercompany receivables and (iii) third party accounts receivable of EGL. Drawings under this facility bore interest at the prime rate. The facility was renewed on June 26, 2015 and the maturity date was extended to June 27, 2016. On January 15, 2016, the line of credit from First Republic Bank was decreased to an aggregate principal amount of up to $50,000. In addition, the agreement was modified to impose similar quarterly financial covenants as the Company agreed to in the senior credit facility with Mizuho executed in November 2015, including (i) a Minimum Consolidated Tangible Net Worth, (ii) a Minimum Unencumbered Liquid Asset Ratio and (iii) a Maximum Consolidated Leverage Ratio. On January 27, 2016, East drew down $50,000 on this facility. East repaid and terminated its line of credit with First Republic Bank on June 23, 2016.
On June 24, 2016, East entered into a loan agreement with PNC Bank, National Association ("PNC") for a revolving credit facility in an aggregate principal amount of up to $30,000, to be used for working capital and other corporate activities. This facility is secured by East's accounts receivable and the proceeds therefrom, as well as certain assets of EGL, including certain of EGL's accounts receivable. In addition, the agreement contains certain reporting covenants as well as certain debt covenants that prohibit East and the Company from incurring other indebtedness subject to specified exceptions. Drawings under this facility bear interest at the prime rate. The facility matures on June 23, 2017, subject to an extension agreed to between East and PNC. On February 2, 2017, East drew down $30,000 on this facility.
Tax Receivable Agreements - As of December 31, 2016, the Company estimates the contractual obligations related to the Tax Receivable Agreements to be $186,310. The Company expects to pay to the counterparties to the Tax Receivable Agreements $12,201 within one year or less, $24,554 in one to three years, $26,792 in three to five years and $122,763 after five years.
Other Commitments
During the first quarter of 2015, in conjunction with the Company entering into a strategic alliance with Luminis, the Company committed to loan Luminis $5,500. The Company paid Luminis $3,500 pursuant to the loan agreement during the year ended December 31, 2015. In December 2016, the Company gave notice of its intent to exercise its call option to purchase a 19% interest in Luminis. As consideration for this transaction, the Company converted the $3,500 loan issued to Luminis and transferred an additional $2,000 of cash during December 2016. Accordingly, the Company recorded $5,500 in Other Assets on the Company's Consolidated Statement of Financial Condition as of December 31, 2016. This transaction closed on January 1, 2017 and will be accounted for under the equity method of accounting going forward.
In addition, the Company enters into commitments to pay contingent consideration related to certain of its acquisitions. At December 31, 2016, the Company had a remaining commitment for contingent consideration related to its acquisition of Protego in 2006, as well as commitments related to its acquisition of a boutique advisory business in 2014 and its acquisition of Kuna & Co. KG in 2015.
Contingencies
In the normal course of business, from time to time the Company and its affiliates are involved in judicial or regulatory proceedings, arbitration or mediation concerning matters arising in connection with the conduct of its businesses, including contractual and employment matters. In addition, Mexican, United Kingdom, Hong Kong, Singapore, Canadian and United States government agencies and self-regulatory organizations, as well as state securities commissions in the United States, conduct periodic examinations and initiate administrative proceedings regarding the Company's business, including, among other matters, accounting and operational matters, that can result in censure, fine, the issuance of cease-and-desist orders or the suspension or expulsion of a broker-dealer, investment advisor, or its directors, officers or employees. In view of the inherent difficulty of determining whether any loss in connection with such matters is probable and whether the amount of such loss can be reasonably estimated, particularly in cases where claimants seek substantial or indeterminate damages or where investigations and proceedings are in the early stages, the Company cannot estimate the amount of such loss or range of loss, if any, related to such matters, how or if such matters will be resolved, when they will ultimately be resolved, or what the eventual settlement, fine, penalty or other relief, if any, might be. Subject to the foregoing, the Company believes, based on current knowledge and after consultation with counsel, that it is not currently party to any material pending proceedings, individually or in the aggregate, the resolution of which would have a material effect on the Company. Provisions for losses are established in accordance with ASC 450, "Contingencies" when warranted. Once established, such provisions are adjusted when there is more information available or when an event occurs requiring a change.
On September 19, 2016, EGL was named as a defendant in the First Amended and Supplemented Verified Class Action Complaint (the "Complaint"), filed in the Chancery Court of the State of Delaware in a case entitled City of Daytona Beach Police and Fire Pension Fund v. ExamWorks Group, Inc., et al. (C.A. No. 12481-VCL). The Complaint was brought on behalf of a purported class consisting of all ExamWorks common stockholders and purports to assert a claim against EGL for aiding and abetting breaches of fiduciary duties by ExamWorks officers and directors in connection with a merger transaction between ExamWorks and affiliates of Leonard Green & Partners, L.P. that was agreed to on April 26, 2016 and consummated on July 27, 2016. The Complaint seeks certification as a class action and unspecified compensatory damages plus interest and attorneys' fees. EGL intends to vigorously defend the case, and is indemnified for legal expenses (including reasonable attorney's fees) and other liabilities, except in certain cases involving gross negligence, bad faith or willful misconduct.